UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    2/28/01


NOTE BALANCE RECONCILIATION
                                                                        DOLLARS                                              NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B      TOTAL CLASS A's
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balances                 13,954,401.77   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   479,429,401.77  29,606
Principal Collections
  - Scheduled Payments      5,369,386.59                -                -                -               -     5,369,386.59
Principal Collections
  - Payoffs                 5,064,076.18                -                -                -               -     5,064,076.18     380
Principal Withdrawal from
Payahead                               -                -                -                -               -                -
Gross Principal Charge
  Offs                        433,118.74                -                -                -               -       433,118.74      28
Repurchases                            -                -                -                -               -                -       0
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances        3,087,820.26   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   468,562,820.26  29,198
                           =============   ==============   ==============   ==============   =============   ==============  ======


Note Factor                    0.0693503        1.0000000        1.0000000        1.0000000       1.0000000        0.9187506
Interest Rate                     6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%

CASH FLOW RECONCILIATION

Principal Wired                                                               10,433,685.54
Interest Wired                                                                 4,928,543.58
Withdrawal from Payahead Account                                                       0.73
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                             14,244.73
Interest Advances                                                                110,058.74
Collection Account Interest Earned                                                45,059.94
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                              -------------
Total Cash Flow                                                               15,531,593.26
                                                                              =============

TRUSTEE DISTRIBUTION  (03/8/01)

Total Cash Flow                                                               15,531,593.26
Unrecovered Advances on Defaulted Receivables                                     14,097.90
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                  73,036.81
Interest to Class A-2 Noteholders, including any overdue amounts                 775,158.33
Interest to Class A-3 Noteholders, including any overdue amounts               1,033,900.00
Interest to Class A-4 Noteholders, including any overdue amounts                 666,607.50
Interest to Class B Noteholders, including any overdue amounts                   175,312.50
Principal to Class A-1 Noteholders, including any overdue amounts             10,866,581.51
Principal to Class A-2 Noteholders, including any overdue amounts                         -
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 59,662.33
Interest Advance Recoveries from Payments                                         42,981.41
Unreimbursed draws on the Policy for Principal or Interest                                -
Deposit to Payahead                                                                  364.70
Payahead Account Interest to Servicer                                                  0.73
Excess                                                                         1,823,889.54
                                                                              -------------
Net Cash                                                                                  -
                                                                              =============

Servicing Fee Retained from Interest Collections                                 399,525.39


SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                              6,434,339.43
Trustee Distribution of Excess                                                 1,823,889.54
Interest Earned                                                                   24,415.98
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                         -
                                                                              -------------
Ending Balance                                                                 8,282,644.95
                                                                              =============


Required Balance                                                              11,475,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             21,110,491.73
Reduction Due to Spread Account                                               (2,986,370.41)
Reduction Due to Principal Reduction                                            (586,990.66)
                                                                              -------------
Ending Balance                                                                17,537,130.66
                                                                              =============

First Loss Protection Required Amount                                         17,537,130.66
First Loss Protection Fee %                                                            2.00%
First Loss Protection Fee                                                         27,279.98


POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            476,204,240.64
Draws                                                                                    -
Reimbursement of Prior Draws                                                             -
                                                                             --------------
Ending Balance                                                               476,204,240.64
                                                                             ==============

Adjusted Ending Balance Based Upon Required Balance                          463,403,715.84
                                                                             ==============

Required Balance                                                             463,403,715.84


PAYAHEAD RECONCILIATION

Beginning Balance                                                                    177.86
Deposit                                                                              364.70
Payahead Interest                                                                      0.73
Withdrawal                                                                             0.73
                                                                              -------------
Ending Balance                                                                       542.56
                                                                              =============

CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                 305               4,439,183.46
2 Payments                                169               2,464,398.16
3 Payments                                 88               1,440,017.99
                                         ----               ============
Total                                     562               8,343,599.61
                                         ====               ============

Percent Delinquent                      1.925%                     1.781%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                        3,904,416.15     468,562,820.26        0.83%
1st Previous                   2,491,959.67     479,429,401.77        0.52%
2nd Previous                     806,315.98     491,169,215.06        0.16%


NET LOSS RATE
                                                                                DEFAULTED
                                               LIQUIDATION      AVERAGE         NET LOSS
          PERIOD                  BALANCE       PROCEEDS     POOL BALANCE      (ANNUALIZED)
                                 ----------------------------------------------------------
Current                          433,118.74       14,244.73  473,996,111.02          1.06%
1st Previous                      95,478.70          220.39  485,299,308.42          0.24%
2nd Previous                      (4,678.90)         600.00  500,584,607.53         -0.01%

Gross Cumulative Charge Offs     523,918.54   Number of Repossessions                  28
Gross Liquidation Proceeds        15,065.12   Number of Inventoried Autos EOM          32
Net Cumulative Loss Percentage         0.10%  Amount of Inventoried Autos EOM  221,800.00
Net Cumulative Loss Percentage
  (adjusted for estimated
   future Liquidation Proceeds)        0.06%
Trigger                                0.60%
Status                                   OK
Net Cumulative Loss Trigger Hit
  in Current or any Previous Month       NO



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------


Current                     1,836,274.34     468,562,820.26         4.70%
1st Previous                2,937,490.84     479,429,401.77         7.35%
2nd Previous                2,079,581.83     491,169,215.06         5.08%
3rd Previous                           -                  -            -
4th Previous                           -                  -            -
5th Previous                           -                  -            -


                                         CURRENT
                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------

Six Month Average Excess Yield             N/A           1.50%        N/A

Trigger Hit in Current or any Previous Month                           No



DATE: March 7, 2001                         /s/ Diane Slomka
                                             ---------------------------------
                                             DIANE SLOMKA
                                             OFFICER